Financial instruments and risk management	12 Months Ended
Dec. 31, 2025
Disclosure Of Financial Instrument [Abstract]
Financial instruments and risk management
(28)	Financial instruments and risk management-

(a)	Overview-
The Group is exposed to different financial risks that are common in the industry and that could have an impact in the financial results. These financial risks are grouped as following:

a)	Credit risk

b)	Liquidity risk

c)	Market Risk

•	Foreign currency risk

•	Jet-fuel price fluctuations

•	Interest rate risk
The Group’s risk management program reviews periodically the exposures to the above identified risks and tries to minimize the potential adverse effects on the net margin thorough different initiatives, including a selective usage of financial derivatives instruments. The Group uses different methods to assess and manage different types of risks to which it is exposed, including sensitivity analysis and statistical analysis.
This Note presents information about the Group’s exposure to each of the above risks, the Group’s objectives, policies and processes for measuring and managing risk, and the Group’s management of capital. Further quantitative disclosures are included throughout these consolidated financial statements.
Grupo Aeroméxico contracts financial derivative instruments in Over the Counter (“OTC”) markets to keep the exposure at levels acceptable to the Group’s risk appetite. All financial derivative instruments in the Group’s portfolio are held for hedging purposes, although some of them and due to changes in the economic variables have not met the requirements to be considered as hedging instruments.
Risk management framework-
The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group, through its training and management standards and procedures, aims to develop a disciplined and constructive control environment in which all employees understand their roles and obligations.

The Group´s Audit Committee oversees how Management monitors compliance with the Group’s risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit Committee. The Board of Directors reviews periodically the execution of the risk management policies approved by this board related to market risks (interest rate, foreign exchange and jet fuel fluctuations), and to credit and liquidity risks.

(b)	Credit risk-
Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s receivables from customers and investment securities.
Recorded financial assets from contracts represent the maximum credit exposure.
Evaluation of the expected credit loss from individual clients is stated at January 1st, and December 31, 2025. The Group uses an allowance matrix to measure the ECLs of trade receivable from individual customers, which comprise a very large number of small balances.

i.	Exposure to credit risk
The carrying amount of financial assets represents the maximum credit exposure.
The maximum exposure to credit risk at the reporting date is:

	Carrying amount
	2025	2024	2023
Cash and cash equivalents	$1,024,245	841,997	937,698
Other financial instruments, including derivatives	—	—	334
Trade and other receivables	699,946	591,475	618,212

	$1,724,191	1,433,472	1,556,244

In order to mitigate the credit risk arising from deposits in banks and investments in financial instruments, the Group only conducts business with financial instruments that have locally AAA investment grade rating. The Group also mitigates this risk by diversifying its investments in several counterparties in accordance with Board approval policy.

Trade and other receivables-
The Group’s services are provided to a large number of customers without significant concentration with any one of them.
The Group establishes an allowance for impairment that represents its estimate of incurred losses in respect of trade and other receivables and investments. The Group as many other airlines, performs its selling activities through the International Air Transport Association (“IATA”) mechanisms that regulate the financial transactions between airlines and travel agents. Also high volume of selling transactions is made through credit cards where receivables are due from financial institutions.
In addition to the above mentioned clients, the Group also has some direct sales to large corporations and governmental agencies.
The maximum exposure to credit risk for trade receivables as of December 31, 2025, 2024 and 2023, by type of customer is shown in Note 14, including recoverable taxes over which the Group has so far not experienced impairment losses.
Impairment losses-
The aging of trade receivables and the related impairment at the reporting date are shown as follows:

	2025			2024			2023
	Gross	Impairment	%	Gross	Impairment	%	Gross	Impairment	%
Not past due	$183,449	561	(0.3)	154,846	2,167	(1.4)	243,858	259	(0.1)
Past due between 0-30 days	9,768	234	(2.4)	62,848	329	(0.5)	24,807	293	(1.2)
Past due between 31-120 days	7,655	6,138	(80.2)	16,061	5,210	(32.4)	4,579	2,383	(52.0)
Past due above 120 days	7,747	7,747	(100)	4,911	4,725	(96.2)	5,033	5,033	(100)

	$208,619	14,680		238,666	12,431		278,277	7,968

*	Percentages reflect the weighted average loss rate.

The movement in the allowance for impairment in respect of trade receivables during the year was as follows:

	2025	2024	2023
Balance as of January 1	$12,431	7,968	9,082
Impairment increase (decrease) recognized	2,249	4,463	(1,114)

Balance as of December 31	$14,680	12,431	7,968

No collaterals are held or other credit enhancements for the impaired loans.
Loss rates are calculated using a ‘roll rate’ method based on the probability of a receivable progressing through successive stages of delinquency to write-off.
Roll rates are calculated separately for exposures in different segments based on the following common credit risk characteristics-geographic region, age of customer relationship and type of product purchased.
Loss rates are based on actual credit loss experience over the past twelve months. Additionally, the Group applies a forward-looking approach data to a 100% impairment of delinquency from government transactions over 120 days.

(c)	Liquidity risk-
Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.
We operate a global business with international operations that are subject to economic and political events beyond our control.
The Group monitors its cash flow requirements on constant basis. The Group ensures that it has sufficient cash on demand to meet expected operational expenses, including the servicing of financial obligations (see Note 21).
i. Exposure to liquidity risk-
The following are the remaining contractual maturities of financial liabilities at the balance sheet date on December 31, 2025, 2024 and 2023. Carrying amounts are presented net of prepaid expenses and not discounted.

December 31, 2025	Carrying amount	Contractual cash flows	2 or less months	2-12 months	1-2 years	2-5 years	5 years

Loans in USD
(Fixed rate)	$1,098,885	1,590,676	—	93,863	93,863	687,725	715,225

Financial Leasing
In USD	$76,987	80,523	9,060	28,693	21,942	20,828	—

Leases –
Liabilities	$2,879,155	3,876,710	121,482	519,544	606,754	1,441,964	1,186,966

December 31, 2024

Loans in USD
(Fixed rate)	$1,096,443	1,678,856	—	155,738	93,863	146,475	1,282,780

Financial Leasing
In USD	$113,475	119,251	9,062	29,962	33,331	42,475	4,421

CEBURES –
Securitized in Ps.	$52,558	54,906	4,768	45,747	4,391	—	—

Leases –
Liabilities	$2,438,437	3,153,249	98,579	431,986	490,239	1,203,986	928,459

December 31, 2023

Loans in USD
(SOFR – Spread)	$63,076	65,398	7,482	57,916	—	—	—

Loans in USD
(Fixed rate)	$659,758	856,193	2,471	57,383	57,738	737,184	1,417

Financial Leasing
In USD	$150,683	151,323	9,444	29,728	35,397	72,333	4,421

CEBURES –
Securitized in Ps.	$143,930	155,558	24,423	65,261	65,874	—	—

Leases –
Liabilities	$2,216,859	2,864,793	96,137	385,100	413,316	1,061,416	908,824

(d)	Market risk-
The Group is exposed to different financial risks that could have an impact in the financial results.
i. Foreign currency risk-
Foreign exchange risk is originated when the Group performs transactions and maintains monetary assets and liabilities in currencies that are different from the functional currency of the Group. Most of the Group’s exposure is associated to fluctuations in other currencies, mainly Mexican pesos. Considering our methodology for translating monetary assets and liabilities denominated in foreign currencies to our functional currency, in 2025, 2024 and 2023, approximately 40%, 40% and 36% of the Group’s expenses and 5%, 4% and 2%, of its revenues, respectively, are denominated to other currencies. Regarding our passenger revenues, we record the air traffic liability by translating to our functional currency the tickets sold at the different foreign exchange rates at the dates of the original ticket sale.
Currency risk
A summary of the quantitative currency risk for the Group, which was informed to its Management is as follows:

	2025	2024	2023
Monetary assets	$1,209,164	1,096,036	1,020,451
Monetary liabilities	(1,655,572)	(1,474,696)	(999,418)

Net currency risk in the statement of financial position	$(446,408)	(378,660)	21,033

The following significant exchange rates with respect to the US Dollar were applied during the year:

	Average rate			Reporting date spot rate
	2025	2024	2023	2025	2024	2023
Mexican peso	19.26	18.26	17.78	17.97	20.27	16.89

Sensitivity analysis-
A strengthening of the US Dollar, as indicated below, against the Mexican peso as of December 31, 2025, 2024 and 2023, would have affected profit or loss by the amounts shown below. This analysis is based on foreign currency exchange rate variances that the Group considered to be reasonably possible at the end of the reporting period. The analysis assumes that all other variables, in particular interest rates, remain constant.

Effect
December 31, 2025
US Dollar (10% strengthening)	$40,584

December 31, 2024
US Dollar (10% strengthening)	$34,423

December 31, 2023
US Dollar (10% strengthening)	$(1,912)

ii.
Jet-fuel
price fluctuations-
The main market risk associated with the industry is the variation in fuel prices. The Group mitigates this risk through derivative instrument contracts, usually options and combination of options. In addition, depending on market conditions, the Group applies fare increases or fuel surcharges to airplane tickets in order to partially mitigate the impact of higher fuel prices.
Fluctuations in
jet-fuel
prices largely depend on local or worldwide economic and political conditions. Among those conditions are the global supply and demand for oil, decisions taken by Organization of Petroleum Exporting Countries (“OPEC”), global refining capacity, stock levels of crude oil, and weather and geopolitical factors.
Our annual consumption of
Jet-fuel
and the corresponding derivatives used during the year are shown in the following table:

(Amounts in thousands of Gallons)	2025	2024	2023
Annual Consumption (Gal JF54)	460,555	462,533	433,727
Derivatives on JF54 (Gal JF54)	—	—	—
Amount Hedged (%)	—	—	—

A reduction in the
Jet-fuel
price positively affects the Group through a reduction in costs, while an increase has an adverse effect on the Group’s performance.
During 2025, 2024 and 2023, the Group had a consumption of 460.5, 462.5 and 433.7 million gallons of
Jet-Fuel
which bought at an average price of 2.48, 2.67 and 3.01 USD/Gal respectively. These prices include transportation and supply surcharges.
The Group has paused its fuel hedging activity to cover between 40% to 60% of its annual projected fuel consumption for the fiscal years 2025, 2024 and 2023.
Sensitivity analysis-
If the
Jet-fuel
price would have changed 50c or 75c USD/Gal upward or downward, the Group would have paid / (saved) the following amounts:

Changes in JF	0.50(+)	0.50(-)	0.75(+)	0.75(-)
Direct Purchase of JF54	230,278	(230,278)	345,426	(345,426)
Amounts in thousands USD
iii. Interest rate risk-
Interest rate risk refers to the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The fluctuation in interest rates depends heavily on the state of the global economy. An improvement in long-term economic prospects tends to move long-term rates upward while a drop tends to be associated with periods of slow economic growth.
The Group mitigates interest risk by managing the proportion of floating and fixed rate debt. As of December 31, 2025, 2024 and 2023, 100%, 96% and 80%, respectively of the Group’s financial debt is under fixed-rate contracts.
As of December 31, 2023, the Group had interest rate Swaps in force in which the Group paid fixed rate receiving a floating rate indexed to TIIE 28 days. Through these instruments the Group made the risk management generated by the variability of flows to floating interest rate, within the Fideicomiso F/1748, whose Trustee was the Group, had outstanding at December 31, 2023, interest rate Swap type strategies for its two former series (AERMXCB 19 and AERMXCB 17). At December 31, 2025 and 2024 the Group has not any interest rate Swap instrument.

The next table represents the position at risk for the Group as of December 31, 2025:

	Assets	Liabilities
Short Term

Investments
Investment US/Ps.	$473,587	—

Debt
US loans
Financial lease	—	31,628

	$473,587	31,628

Long Term

Debt
US loans
Fixed rate	$—	1,098,885
Financial lease	—	45,359

	$—	1,144,244

The following table represents the risk position for the Group as of December 31, 2025, 2024 and 2023, corresponding to the derivative rate financial instruments (amounts in million of Ps.):

Derivative Financial	Notional Amount
Instruments	2025	2024	2023
Fixed rate instruments
Interest rate Swaps	—	—	(530)

Variable rate instruments
Interest rate Swaps	—	—	530

Fuel hedge instruments-
For the years ended December 31, 2025, 2024 and 2023 the Group temporarily cancelled its call spread options to cover the exposure for its fuel purchases. For more information in connection with these instruments, see Note 3(c) and point (ii)
 Jet-fuel
price fluctuations
within this Note.
Sensitivity Analysis-
Debt-
The following cash flow sensitivity analysis considers the position exposed to variable interest rates.
Banco de México’s target interest rate decrease by 300 BP in 2025, going from 10.00% 7.00%. Along the same lines, the FED decrease the rate of reference by 75 BP. In addition to the above-mentioned changes, if average annual interest rates had changed to the degree shown, the impact on results would have been the following:

	2025		2024		2023
	+50 BP	-50 BP	+50 BP	-50 BP	+50 BP	-50 BP
Loans in US
SOFR + Spread	$—	—	—	—	550	(550)

Loans in Ps.
TIIE + Spread	$—	—	407	(407)	1,052	(1,052)

Grupo Aeroméxico does not account for fixed rate liabilities at fair value through profit and loss and they are not related to any fair value hedging relationships, thus no fair value sensitivity analysis is performed.
Investments-
The Group also has exposure to movements in interest rates arising from its portfolio of interest rate sensitive assets. This risk is mitigated through the investment policy approved by the Audit Committee, where limits to long-term and fixed rate assets are stipulated.
Sensitivity for the investment portfolio is not possible to obtain based on the credit rating of the assets in its portfolio.

(e)	Fair value hierarchy-
Financial instruments carried at fair value should be presented by valuation method. Three different levels have been defined giving the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements).
The different levels are defined as follows:

•	Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date.

•	Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3: Inputs are not based on observable market data (unobservable inputs).

(f)	Fair values versus carrying amounts-
The fair values of financial assets and liabilities, together with the carrying amounts shown in the statements of financial position are presented in the following tables as of December 31, 2025, 2024 and 2023, including their hierarchy levels based on the business model determined by the Group. The tables do not include information of the assets and liabilities not measured at their fair value, if their carrying amounts are a reasonable approximation of their fair value.
The tables below present fair value of financial assets/liabilities at their book value in the statements of financial position as of December 31, 2025, 2024 and 2023, respectively.
Financial assets at fair value
As of December 31, 2023

	Note	Other interest rate swaps
Book value:
Fair value for trading instruments	11	$334

Fair value:
Level 1		$—
Level 2		334
Level 3		—

Total		$334

Loans and borrowings not carried out at fair value
As of December 31, 2025

	Note	Loans in US (Fixed rate)	Financial leasing of flight equipment in US
Book value:
Loans and borrowings	21	$1,098,885	76,987

Fair value:
Level 1		—	—
Level 2		934,964	73,623
Level 3		—	—

Total		$934,964	73,623

Loans and borrowings not carried out at fair value
As of December 31, 2024

	Note	Loans in Ps. (TIIE - Spread)	Loans in US (Fixed rate)	Financial leasing of flight equipment in US
Book value:
Loans and borrowings	21	$52,558	1,096,443	113,475

Fair value:
Level 1		—	—	—
Level 2		52,996	1,389,163	111,465
Level 3		—	—	—

Total		$52,996	1,389,163	111,465

Loans and borrowings not carried out at fair value
As of December 31, 2023

	Note	Loans in US (SOFR - Spread)	Loans in Ps. (TIIE - Spread)	Loans in US (Fixed rate)	Financial leasing of flight equipment in US
Book value:
Loans and borrowings	21	$63,076	143,930	659,758	150,683

Fair value:
Level 1		—	—	—	—
Level 2		61,748	130,674	597,059	132,575
Level 3		—	—	—	—

Total		$61,748	130,674	597,059	132,575

(g)	Measurement of fair values

i.	Valuation techniques and significant unobservable inputs
The following tables show the valuation techniques used in measuring Level 2 and Level 3 fair values for financial instruments measured at fair value in the statement of financial position, as well as the significant unobservable inputs used.
Financial instruments measured at fair value:

Type	Valuation technique
Corporate debt securities
Market comparison / discounted cash flow: The fair value is estimated considering present value calculated using discount rates derived from quoted yields of securities with similar maturity and credit rating that are traded in active markets.

Grupo Aeroméxico, S. A. B. de C. V. and subsidiaries
Notes to the consolidated financial statements
(In thousands of US dollars)

Financial instruments not measured at fair value:

Type	Valuation technique
Interest rate swaps
Swap models: The fair value is calculated as the present value of the estimated future cash flows. Estimates of future floating-rate cash flows are based on quoted swap rates, futures prices and interbank borrowing rates. Estimated cash flows are discounted using a yield curve constructed from similar sources and which reflects the relevant benchmark interbank rate used by market participants for this purpose when pricing interest rate swaps as well as the collateral granted or receivable. The fair value estimate is subject to a credit risk adjustment that reflects the credit risk of the Group and of the counterparty; this is calculated based on credit spreads derived from current credit default swap or bond prices.

Other financial liabilities *	Discounted cash flows: The valuation model considers the present value of expected payments, discounted using a risk-adjusted discount rate.

*
Other financial liabilities include secured and unsecured bank loans, unsecured bond issues, convertible notes -liability component, redeemable preference shares, loans from associates and finance lease liabilities.

ii.	Transfers between Levels 1 and 2
There were no transfers between Level 2 to Level 1 (nor Level 1 to 2) in 2025, 2024 and 2023.

iii.	Level 3 fair values
The Group did not present any of the fair values of its financial instruments as Level 3 during 2025, 2024 and 2023.

(h)	Capital management-
From time to time the Group purchases its own shares on the market; the timing of these purchases depends on market prices. Buy and sell decisions are made on a specific transaction basis and the Group does not have a defined share buy-back
plan.